EXHIBIT 10.19EXECUTION VERSION

FIRST AMENDMENT TO THE STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE STOCK PURCHASE AGREEMENT (this “Amendment”), dated as of June 28, 2021, is by and among Independence American Holdings Corp., a Delaware corporation (“Parent”), IHC SB Holdings, LLC, a Delaware limited liability company (“Seller”), Iguana PP Holdings, Inc., a Delaware corporation (“Purchaser”), Iguana Capital, Inc., a Delaware corporation (“Purchaser Parent”), and JAB Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands (“JAB Holdings”) (solely for purposes of Section 9.12 of the Stock Purchase Agreement and the other provisions of Article IX of the Stock Purchase Agreement).  JAB Holdings, Purchaser, Purchaser Parent, Parent and Seller are collectively referred to herein as the “Parties” and each, a “Party”.

W I T N E S S E T H:

WHEREAS, the Parties entered into that certain Stock Purchase Agreement, dated as of May 17, 2021 (the “Stock Purchase Agreement”);

WHEREAS, the Parties wish to amend the Stock Purchase Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.Amendment.

(a)The first sentence of Section 2.05(g)(i) of the Stock Purchase Agreement is hereby amended and restated to read in its entirety as follows: “If the Final Closing Consideration exceeds the Estimated Closing Consideration, then within two (2) Business Days after the later of (A) the date the Final Closing Statement is determined and (B) the consummation of the transactions contemplated by the IAHC Purchase Agreement, Purchaser and Seller shall deliver a Joint Direction instructing the Escrow Agent to release from the Escrow Account to Seller an aggregate amount equal to the Purchase Price Adjustment Holdback Amount.”

(b)The first sentence of Section 2.05(g)(ii) of the Stock Purchase Agreement is hereby amended and restated to read in its entirety as follows:  “If the Final Closing Consideration is less than or equal to the Estimated Closing Consideration, then within two (2) Business Days after the later of (A) the date the Final Closing Statement is determined and (B) the consummation of the transactions contemplated by the IAHC Purchase Agreement, Purchaser and Seller shall deliver a Joint Direction instructing the Escrow Agent to release from the Escrow Account: (A) to the Purchaser, the lesser of (I) the Purchase Price Adjustment Holdback Amount and (II) the absolute value of the dollar amount by which the Estimated Closing Consideration exceeds the Final Closing Consideration, by wire transfer of immediately available funds to the account or accounts designated in writing by Purchaser; and (B) to Seller, any remaining amount of the Purchase Price Adjustment Holdback Amount, if any, following the payment to Purchaser made pursuant to this Section 2.05(g)(ii); provided, that if the absolute value of the difference between the Estimated Closing Consideration and the Final Closing Consideration is greater than the Purchase Price

Adjustment Holdback Amount, then Seller shall pay to Purchaser the difference between the absolute value of such difference and the Purchase Price Adjustment Holdback Amount by wire transfer or delivery of other immediately available funds.”

2.Capitalized Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

3.Effect of Amendment.  This Amendment shall not constitute an amendment or waiver of any provision of the Stock Purchase Agreement not expressly amended or waived herein and shall not be construed as an amendment, waiver or consent to any action that would require an amendment, waiver or consent, except as expressly stated herein.  The Stock Purchase Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is in all respects ratified and confirmed hereby.

4.Counterparts.  This Amendment may be executed in one or more counterparts, each of which will be deemed to constitute an original, but all of which shall constitute one and the same agreement, and may be delivered by facsimile or other electronic means intended to preserve the original graphic or pictorial appearance of a document.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

INDEPENDENCE AMERICAN HOLDINGS CORP.

By: /s/ Teresa A. Herbert

Name:Teresa A. Herbert

Title:Vice President – Finance

IHC SB HOLDINGS, LLC

By: /s/ Vincent J. Furfaro

Name:Vincent J. Furfaro

Title:President

[Signature Page to First Amendment to the Stock Purchase Agreement]

IGUANA CAPITAL, INC.

By:  /s/ Joachim Creus

Name:Joachim Creus

Title:President

IGUANA PP HOLDINGS, INC.

By: /s/ Joachim Creus

Name:Joachim Creus

Title:President

JAB HOLDINGS B.V.

By:  /s/ Joachim Creus

Name:Joachim Creus

Title:Managing Director

By: /s/ Frank Engelen

Name:Frank Engelen

Title:Managing Director

[Signature Page to First Amendment to the Stock Purchase Agreement]